UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2004
(Date of Report - Date of earliest event reported on)

COMMUNITY BANCORP.

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:  The sole purpose of this amended filing is to conform the Current Report on Form 8-K filed with the Commission on October 7, 2004 to the new 8-K form requirements that became effective on August 23, 2004. The information reported on is unchanged from the October 7, 2004 filing.

Item 2.02  Results of Operations and Financial Condition.

The following information, as well as Exhibit 99.1 referred to therein, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly provided by specific reference in such filing:

On October 7, 2004, the Company announced the earnings and other financial information for the period ended September 30, 2004, as well as the intent to pay a cash dividend on November 1, 2004 to shareholders of record as of October 15, 2004. The text of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements, Proforma Financial Information and Exhibits.

(a)	Inapplicable.

(b)	Inapplicable.

(c)	Exhibits.

The following exhibit, referred to in Item 2.02 of this report, is furnished, not filed, herewith:

Exhibit 99.1 - Text of press release, dated October 7, 2004, announcing the earnings and other financial information, as well as the cash dividend payable on November 1, 2004.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: October 14, 2004	/s/ Stephen P. Marsh
Stephen P. Marsh,
President & Chief Operating Officer (Chief Financial Officer)